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                          MFS International Growth Fund

                    Supplement to October 1, 1998 Prospectus


          As disclosed in the Fund's Prospectus, Foreign & Colonial Management Ltd. ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), have been retained by MFS to serve as sub-advisers to the Fund, to manage the assets of the Fund invested in foreign emerging market securities. Effective December 1, 1998, MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the Fund, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will be terminated.

         The section of the Prospectus captioned "Right to Reject Purchase Orders/Market Timing" which appears on pages 32 and 33 is hereby revised by deleting the last two paragraphs in their entirety.


                The date of this Supplement is November 1, 1998.